UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 304
La Mesa California, 91942
 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code:(619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Compensatory Arrangements of Certain Officers.

On May 30, 2013 Bio Matrix Scientific Group, Inc (the “Company”) issued to David R. Koos, the Company’s Chairman and Chief Executive Officer, 40,000 shares of the Company’s Series AAA Preferred Stock in satisfaction of $10,000 of accrued but unpaid salary due to David Koos.

Item 8.01 Other Events

On May 29, 2013 J. Christopher Mizer was dismissed from his position as president of the Company’s wholly owned subsidiary, Regen BioPharma Inc. The position of president of Regen BioPharma Inc. has been assumed by David R. Koos, the Company’s Chairman and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos

David Koos

Chief Executive Officer

Dated: May 30, 2013